Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Quarter Ended December 31, 2008

(Amended)

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

For the Quarter Ended December 31, 2008

TABLE OF CONTENTS

Corporate
Company Background	1

Supplemental Financial Information
Operating and Financial Information	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Unconsolidated Real Estate Entities Statements of Operations	5
Unconsolidated Real Estate Entities Balance Sheets	6
Pro-Rata Consolidated Statements of Operations (Non-GAAP)	7
Pro-Rata Consolidated Balance Sheets (Non-GAAP)	9
Earnings Before Depreciation, Amortization and Taxes (Non-GAAP)	10
After Tax Cash Flow (Non-GAAP)	12
Investment Advisory, Management, Leasing and Development Services	14
Portfolio Data	15
Debt Summary	19
Capital Structure	21
Other Information	22

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our annual reports on Form 10-K and our quarterly reports on Form 10-Q, which are filed with the SEC.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages primarily office, as well as mixed-use and residential properties on a nationwide basis. Our company’s primary areas of focus are the acquisition and ownership of premier properties (both on a consolidated basis and through strategic joint ventures), property development and redevelopment, and investment and property management activities.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of December 31, 2008, we own interests in and asset manage 26 operating properties with 13.2 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional four operating properties with 2.2 million rentable square feet.

Our Investment Management Platform

Our sponsorship of partnerships and joint ventures provides us with additional institutional capital for investment and shared risk exposure. These entities provide us with the opportunity to earn fees for asset management, property management, leasing and other services, as well as possible carried interest or promote fees.

We have entered into an agreement with UBS Wealth Management – North American Property Fund Limited to acquire stabilized office properties in the United States. UBS has committed $250 million (all of which is unfunded), subject to certain conditions, and we expect to generally contribute 15% of the equity required for each acquisition. The objective of this joint venture program is to acquire Class A office properties in markets with attractive investment and demographic characteristics.

Our Thomas High Performance Green Fund is intended to invest in commercial properties to be developed or redeveloped into high performance, energy-efficient, high productivity buildings. The fund currently has total capital commitments of $180 million, of which we have committed $50 million, and all of which is unfunded. The Green Fund is expected to invest nationally, focusing on markets with green sensibility and attractive office fundamentals. Green Fund investments will potentially merit ratings from the U. S. Green Building Council’s LEED Green Building Rating System.

TPG/CalSTRS is a value-add/core-plus joint venture with total capital commitments of $378.3 million of which $21.5 million is unfunded. This joint venture, in which we own a 25% interest, currently owns twelve office properties. The joint venture also holds a 25% interest in a joint venture which owns an additional ten office properties in Austin, Texas.

Our Development Pipeline

We substantially completed construction and received certificates of occupancy for all of the condominium units at Murano, a 302-unit high rise residential condominium project in downtown Philadelphia, in the third quarter of 2008. We had closed the sale of 111 units and 107 parking spaces and had an additional 14 units and 12 parking spaces under contract of sale as of December 31, 2008. We recognize revenues and expenses related to the units and parking spaces sold and under contract under the percentage-of-completion method of accounting.

Our Campus El Segundo development project consists of 26.1 acres and is entitled for 1.8 million square feet of office, retail, research and development and hotel uses. All scheduled infrastructure improvements to the site, with the exception of the provision of permanent power, are complete.

We have been engaged by NBC Universal to entitle and master plan approximately 124 acres on their Universal Studios Hollywood backlot for housing and related retail and community-serving uses. We are pursuing environmental clearance and governmental approvals for approximately 2,937 residential units and 180,000 square feet of retail and community-serving space.

Separately, our entitlement efforts targeting approximately 1.5 million square feet proceed at MetroStudio@Lankershim in Los Angeles. The first phase of this transit-oriented development is planned to become television production facility and office space in conjunction with the space needs of NBC Universal. The project is located at the Metro Rail’s Universal City Station, and is being designed as a sustainable development targeting silver certification from the USGBC’s LEED Green Building Rating System.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations, as well as a pro-rata consolidated balance sheet, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has and will continue to be conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We present these financial measures under the pro-rata consolidation method to provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance results for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See pages 10-11 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and pages 12-13 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2008	2007	2008	2007
	(unaudited)	(unaudited)
Revenues:
Rental	$7,206	$8,072	$30,523	$32,646
Tenant reimbursements	5,758	6,474	25,874	26,371
Parking and other	1,122	1,076	3,869	3,917
Investments advisory, management, leasing and development services	1,624	1,841	7,194	12,750
Investment advisory, management, leasing, and development services-unconsolidated real estate entities	4,593	4,830	18,263	17,921
Reimbursement of property personnel costs	1,004	1,105	6,079	3,877
Condominium sales	—	—	79,758	—

Total revenues	21,307	23,398	171,560	97,482

Expenses:
Rental property operating and maintenance	6,731	5,862	25,608	22,690
Real estate taxes	1,720	1,509	6,482	6,087
Investment advisory, management, leasing, and development services	2,280	3,622	14,800	13,093
Reimbursable property personnel costs	1,004	1,105	6,079	3,877
Cost of condominium sales	208	—	62,436	—
Rent-unconsolidated real estate entities	93	60	284	241
Interest	9,023	5,316	22,763	17,721
Depreciation and amortization	3,268	2,828	11,766	11,604
General and administrative	2,855	4,334	16,411	17,326
Impairment loss	11,023	—	11,023	—

Total expenses	38,205	24,636	177,652	92,639

Gain on sale of real estate	—	1,151	3,618	4,441
Gain from early extinguishment of debt	—	—	255	—
Interest income	454	1,568	2,795	6,014
Equity in net loss of unconsolidated real estate entities	(3,720)	(5,487)	(12,828)	(14,853)
Minority interest – unitholders in the Operating Partnership	7,809	1,471	4,683	(249)
Minority interests in consolidated real estate entities	65	35	198	122

(Loss) income before benefit (provision) for income taxes	(12,290)	(2,500)	(7,371)	318
Benefit (provision) for income taxes	4,580	931	1,885	(1,221)

Net loss	$(7,710)	$(1,569)	$(5,486)	$(903)

Loss per share-basic and diluted	$(0.32)	$(0.07)	$(0.23)	$(0.04)
Weighted average common shares-basic and diluted	23,724,453	23,643,502	23,693,577	20,739,371

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2008	December 31, 2007
ASSETS
Investments in real estate:
Operating properties, net	$274,784	$237,250
Land improvements – development properties	101,495	73,979
Construction in progress	1,274	152,135
Condominium units held for sale	101,112	—

	478,665	463,364
Investments in unconsolidated real estate entities	33,791	49,199
Cash and cash equivalents, unrestricted	69,023	126,647
Restricted cash	16,665	26,251
Rents and other receivables, net	4,452	2,352
Above market rents, net	1,070	1,148
Receivables from condominium sales contracts, net	10,485	—
Receivables from unconsolidated real estate entities	4,701	6,640
Deferred rents	10,604	14,696
Deferred leasing and loan costs, net	15,018	13,051
Deferred tax asset	15,534	12,620
Other assets, net	5,120	4,924

Total assets	$665,128	$720,892

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage, other secured, and unsecured loans	$387,945	$396,007
Accounts payable and other liabilities	27,750	53,531
Unrecognized tax benefits	17,078	16,305
Below market rents, net	920	946
Deferred revenue	819	4,171
Dividends and distributions payable	2,377	2,354
Due to affiliate	—	2,000
Prepaid rent	2,819	3,182

Total liabilities	439,708	478,496

Minority interests:
Unitholders in the Operating Partnership	87,039	95,245
Minority interests in consolidated real estate entities	3,773	4,581

Total minority interests	90,812	99,826

Stockholder’s equity:
Common stock	238	237
Limited voting stock	145	145
Additional paid-in capital	161,205	157,799
Retained deficit and dividends including $186 and $201 of other comprehensive loss as of December 31, 2008 and December 31, 2007, respectively	(26,980)	(15,611)

Total stockholders’ equity	134,608	142,570

Total liabilities and stockholders’ equity	$665,128	$720,892

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

The following are the combined statements of operations of our unconsolidated real estate entities for the three months and twelve months ended December 31, 2008 and 2007. See the list of our unconsolidated properties on page 15.

	Three months ended December 31,		Twelve months ended December 31,
	2008	2007	2008	2007
Revenues:
Rental	$50,776	$51,101	$201,623	$171,169
Tenant reimbursements	23,277	18,322	87,622	57,476
Parking and other	7,872	8,636	33,308	29,867

Total revenues	81,925	78,059	322,553	258,512

Expenses:
Rental property operating and maintenance	32,443	32,136	125,345	107,165
Real estate taxes	11,260	8,548	44,674	31,777
Interest	30,976	36,904	126,386	118,182
Depreciation and amortization	30,575	37,660	125,565	107,633
Impairment loss	4,840	—	4,840	—

Total expenses	110,094	115,248	426,810	364,757

Loss from continuing operations	(28,169)	(37,189)	(104,257)	(106,245)
Gain on sale of real estate	—	—	—	7,932
Minority interest	—	(26)	—	(104)
Gain (loss) from discontinued operations	1	(18)	(104)	(270)

Net loss	$(28,168)	$(37,233)	$(104,361)	$(98,687)

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

The following are the combined balance sheets of our unconsolidated real estate entities as of December 31, 2008 and December 31, 2007. See the list of our unconsolidated properties on page 15.

	December 31, 2008	December 31, 2007
ASSETS
Investments in real estate, net	$2,335,067	$2,326,679
Land held for sale	3,835	3,418
Cash and cash equivalents	26,884	35,192
Restricted cash	64,395	83,263
Rents and other receivables, net	5,386	7,993
Above market rents, net	2,988	5,562
Deferred rents	67,378	54,961
Deferred leasing and loan costs, net	168,980	201,229
Other assets	7,163	5,291
Assets associated with discontinued operations	86	28

Total assets	$2,682,162	$2,723,616

LIABILITIES AND OWNERS’ EQUITY
Mortgage, other secured, and unsecured loans	$2,237,717	$2,162,556
Accounts and interest payable and other liabilities	105,998	109,975
Below market rents, net	80,467	99,002
Obligations associated with discontinued operations	121	23

Total liabilities	2,424,303	2,371,556

Owners’ equity	257,859	352,060

Total liabilities and owners’ equity	$2,682,162	$2,723,616

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended December 31, 2008 and 2007, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended December 31, 2008			For the three months ended December 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$7,206	$9,579	$16,785	$8,072	$9,484	$17,556
Tenant reimbursements	5,758	3,961	9,719	6,474	3,062	9,536
Parking and other	1,122	1,368	2,490	1,076	1,433	2,509
Investment advisory, management, leasing and development services	1,624	—	1,624	1,841	—	1,841
Investment advisory, management, leasing, and development services-unconsolidated real estate entities	4,593	46	4,639	4,830	91	4,921
Reimbursement of property personnel costs	1,004	—	1,004	1,105	—	1,105
Condominium sales	—	—	—	—	—	—

Total revenues	21,307	14,954	36,261	23,398	14,070	37,468

Expenses:
Rental property operating and maintenance	6,731	5,651	12,382	5,862	5,710	11,572
Real estate taxes	1,720	1,825	3,545	1,509	1,311	2,820
Investment advisory, management, leasing, and development services	2,280	—	2,280	3,622	—	3,622
Reimbursable property personnel costs	1,004	—	1,004	1,105	—	1,105
Cost of condominium sales	208	—	208	—	—	—
Rent-unconsolidated real estate entities	93	—	93	60	—	60
Interest	9,023	5,138	14,161	5,316	6,437	11,753
Depreciation and amortization	3,268	4,904	8,172	2,828	6,285	9,113
General and administrative	2,855	—	2,855	4,334	—	4,334
Impairment loss	11,023	1,210	12,233	—	—	—

Total expenses	38,205	18,728	56,933	24,636	19,743	44,379

Gain on sale of real estate	—	—	—	1,151	—	1,151
Interest income	454	54	508	1,568	188	1,756
Equity in net loss of unconsolidated real estate entities	(3,720)	3,720	—	(5,487)	5,487	—
Minority interests – unitholders in the Operating Partnership	7,809	—	7,809	1,471	—	1,471
Minority interests in consolidated real estate entities	65	—	65	35	—	35

(Loss) income before loss from discontinued operations	(12,290)	—	(12,290)	(2,500)	2	(2,498)
Loss from discontinued operations	—	—	—	—	(2)	(2)

Loss before benefit for income taxes	(12,290)	—	(12,290)	(2,500)	—	(2,500)
Benefit for income taxes	4,580	—	4,580	931	—	931

Net loss	$(7,710)	$—	$(7,710)	$(1,569)	$—	$(1,569)

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the twelve months ended December 31, 2008 and 2007, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the twelve months ended December 31, 2008			For the twelve months ended December 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$30,523	$38,600	$69,123	$32,646	$35,322	$67,968
Tenant reimbursements	25,874	14,893	40,767	26,371	10,647	37,018
Parking and other	3,869	5,551	9,420	3,917	5,177	9,094
Investment advisory, management, leasing and development services	7,194	—	7,194	12,750	—	12,750
Investment advisory, management, leasing, and development services-unconsolidated real estate entities	18,263	185	18,448	17,921	91	18,012
Reimbursement of property personnel costs	6,079	—	6,079	3,877	—	3,877
Condominium sales	79,758	—	79,758	—	—	—

Total revenues	171,560	59,229	230,789	97,482	51,237	148,719

Expenses:
Rental property operating and maintenance	25,608	22,176	47,784	22,690	20,095	42,785
Real estate taxes	6,482	7,443	13,925	6,087	5,893	11,980
Investment advisory, management, leasing, and development services	14,800	—	14,800	13,093	—	13,093
Reimbursable property personnel costs	6,079	—	6,079	3,877	—	3,877
Cost of condominium sales	62,436	—	62,436	—	—	—
Rent-unconsolidated real estate entities	284	—	284	241	—	241
Interest	22,763	21,011	43,774	17,721	23,140	40,861
Depreciation and amortization	11,766	20,508	32,274	11,604	19,712	31,316
General and administrative	16,411	—	16,411	17,326	—	17,326
Impairment loss	11,023	1,210	12,233	—	—	—

Total expenses	177,652	72,348	250,000	92,639	68,840	161,479

Gain on sale of real estate	3,618	—	3,618	4,441	1,983	6,424
Gain from early extinguishment of debt	255	—	255	—	—	—
Interest income	2,795	317	3,112	6,014	757	6,771
Equity in net loss of unconsolidated real estate entities	(12,828)	12,828	—	(14,853)	14,853	—
Minority interests – unitholders in the Operating Partnership	4,683	—	4,683	(249)	—	(249)
Minority interests in consolidated real estate entities	198	—	198	122	—	122

(Loss) income before (loss) income from discontinued operations	(7,371)	26	(7,345)	318	(10)	308
(Loss) income from discontinued operations	—	(26)	(26)	—	10	10

Income before provision for income taxes	(7,371)	—	(7,371)	318	—	318
Benefit (provision) for income taxes	1,885	—	1,885	(1,221)	—	(1,221)

Net loss	$(5,486)	$—	$(5,486)	$(903)	$—	$(903)

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEETS (NON-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated balance sheets of TPGI as of December 31, 2008 and December 31, 2007, including reconciliation from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	December 31, 2008			December 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$478,665	$369,177	$847,842	$463,364	$366,874	$830,238
Investments in unconsolidated real estate entities	33,791	(33,791)	—	49,199	(49,199)	—
Land held for sale	—	959	959	—	855	855
Cash and cash equivalents, unrestricted	69,023	4,021	73,044	126,647	3,421	130,068
Restricted cash	16,665	13,095	29,760	26,251	15,354	41,605
Receivables from condominium sales contracts, net	10,485	—	10,485	—	—	—
Rents and other receivables, net	9,153	1,252	10,405	8,992	1,450	10,442
Above market rents, net	1,070	643	1,713	1,148	1,010	2,158
Deferred rents	10,604	14,682	25,286	14,696	13,038	27,734
Deferred leasing and loan costs, net	15,018	26,826	41,844	13,051	31,133	44,184
Deferred tax asset	15,534	—	15,534	12,620	—	12,620
Assets associated with discontinued operations	—	22	22	—	7	7
Other assets	5,120	1,359	6,479	4,924	787	5,711

Total assets	$665,128	$398,245	$1,063,373	$720,892	$384,730	$1,105,622

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$387,945	$372,999	$760,944	$396,007	$355,897	$751,904
Accounts payable and other liabilities	27,750	16,170	43,920	53,531	18,406	71,937
Unrecognized tax benefits	17,078	—	17,078	16,305	—	16,305
Below market rents, net	920	7,209	8,129	946	8,839	9,785
Deferred revenue	819	—	819	4,171	—	4,171
Dividends and distributions payable	2,377	—	2,377	2,354	—	2,354
Due to affiliate	—	—	—	2,000	—	2,000
Prepaid rent	2,819	1,837	4,656	3,182	1,582	4,764
Obligations associated with discontinued operations	—	30	30	—	6	6

Total liabilities	439,708	398,245	837,953	478,496	384,730	863,226

Minority interests	90,812	—	90,812	99,826	—	99,826
Total stockholders’ equity	134,608	—	134,608	142,570	—	142,570

Total liabilities and stockholders’ equity	$665,128	$398,245	$1,063,373	$720,892	$384,730	$1,105,622

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND TAXES (EBDT) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes in occupancy, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs; and EBDT provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Income (Loss) to EBDT:

	For the three months ended December 31, 2008			For the three months ended December 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(7,710)	$—	$(7,710)	$(1,569)	$—	$(1,569)
Income tax benefit	(4,580)	—	(4,580)	(931)	—	(931)
Minority interests – unitholders in the Operating Partnership	(7,809)	—	(7,809)	(1,506)	—	(1,506)
Depreciation and amortization	3,268	4,904	8,172	2,828	6,285	9,113
Amortization of loan costs	212	194	406	82	437	519

	(16,619)	$5,098	$(11,521)	(1,096)	6,722	5,626

TPGI share of EBDT (1)	$(10,163)	$3,117	$(7,046)	$(663)	$4,068	$3,405

EBDT per share – basic			$(0.30)			$0.14

EBDT per share – diluted			$(0.30)			$0.14

Weighted average common shares outstanding – basic			23,724,453			23,643,502

Weighted average common shares outstanding - diluted			23,724,453			23,643,502

(1)	Based on an interest in our operating partnership of 61.15% and 60.53% for the three months ended December 31, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND TAXES (EBDT) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

Reconciliation of Net Income (Loss) to EBDT:

	For the twelve months ended December 31, 2008			For the twelve months ended December 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(5,486)	$—	$(5,486)	$(903)	$—	$(903)
Income tax (benefit) expense	(1,885)	—	(1,885)	1,221	—	1,221
Minority interests – unitholders in the Operating Partnership	(4,683)	—	(4,683)	127	—	127
Depreciation and amortization	11,766	20,508	32,274	11,604	19,712	31,316
Depreciation and amortization from discontinued operations	—	—	—	—	12	12
Amortization of loan costs	449	1,284	1,733	327	1,681	2,008

	$161	$21,792	$21,953	12,376	21,405	33,781

TPGI share of EBDT (1)	$98	$13,326	$13,424	$6,943	$12,008	$18,951

EBDT per share – basic			$0.57			$0.91

EBDT per share – diluted			$0.57			$0.91

Weighted average common shares outstanding – basic			23,693,577			20,739,371

Weighted average common shares outstanding - diluted			23,693,577			20,766,182

(1)	Based on an interest in our operating partnership of 61.15% and 56.1% for the twelve months ended December 31, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation, amortization and asset impairment; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income (Loss) to ATCF:

	For the three months ended December 31, 2008			For the three months ended December 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(7,710)	$—	$(7,710)	$(1,569)	$—	$(1,569)
Income tax benefit	(4,580)	—	(4,580)	(931)	—	(931)
Minority interests – unitholders in the Operating Partnership	(7,809)	—	(7,809)	(1,506)	—	(1,506)
Depreciation and amortization	3,268	4,904	8,172	2,828	6,285	9,113
Amortization of loan costs	212	194	406	82	437	519
Non-cash compensation expense	1,038	—	1,038	849	—	849
Straight-line rent adjustments	320	(454)	(134)	1,473	(669)	804
Fair market value of rent adjustments	20	(338)	(318)	(12)	(613)	(625)
Impairment loss	11,023	1,210	12,233	—	—	—

ATCF before income taxes	$(4,218)	$5,516	$1,298	$1,214	$5,440	$6,654

TPGI share of ATCF before income taxes (1)	$(2,579)	$3,373	$794	$735	$3,293	$4,028
TPGI income tax expense-current	(294)	—	(294)	—	—	—

TPGI share of ATCF	$(2,873)	$3,373	$500	$735	$3,293	$4,028

ATCF per share – basic			$0.02			$0.17

ATCF per share – diluted			$0.02			$0.17

Weighted average common shares outstanding - basic			23,724,453			23,643,502

Weighted average common shares outstanding - diluted			23,724,453			23,643,502

(1)	Based on an interest in our operating partnership of 61.15% and 60.53% for the three months ended December 31, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (NON-GAAP)

(in thousands, except share and per share data)

(unaudited)

Reconciliation of Net Income (Loss) to ATCF:

	For the twelve months ended December 31, 2008			For the twelve months ended December 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(5,486)	$—	$(5,486)	$(903)	$—	$(903)
Income tax expense	(1,885)	—	(1,885)	1,221	—	1,221
Minority interests – unitholders in the Operating Partnership	(4,683)	—	(4,683)	127	—	127
Depreciation and amortization	11,766	20,508	32,274	11,604	19,712	31,316
Depreciation and amortization from discontinued operations	—	—	—	—	12	12
Amortization of loan costs	449	1,284	1,733	327	1,681	2,008
Non-cash compensation expense	3,495	—	3,495	3,765	—	3,765
Straight-line rent adjustments	3,433	(2,332)	1,101	5,857	(3,410)	2,447
Fair market value of rent adjustments	(80)	(1,357)	(1,437)	(16)	(1,428)	(1,444)
Impairment loss	11,023	1,210	12,233	—	—	—

ATCF before income taxes	$18,032	$19,313	$37,345	$21,982	$16,567	$38,549

TPGI share of ATCF before income taxes (1)	$11,027	$11,810	$22,837	$12,332	$9,294	$21,626
TPGI income tax expense-current	(294)	—	(294)	—	—	—

TPGI share of ATCF	$10,733	$11,810	$22,543	$12,332	$9,294	$21,626

ATCF per share – basic			$0.95			$1.04

ATCF per share – diluted			$0.95			$1.04

Weighted average common shares outstanding - basic			23,693,577			20,739,371

Weighted average common shares outstanding - diluted			23,693,577			20,766,182

(1)	Based on an interest in our operating partnership of 61.15% and 56.1% for the twelve months ended December 31, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2008	2007	2008	2007
Property management, leasing, and development service fees	$6,480	$6,795	$29,297	$24,934
Investment advisory fees:
Asset management fees	2,037	2,045	7,102	7,536
Acquisition and disposition fees	—	150	—	7,833

Total fees	8,517	8,990	36,399	40,303
Investment advisory, management, leasing and development services expenses	(2,280)	(3,622)	(14,800)	(13,093)

Net investment advisory, management, leasing and development services income	$6,237	$5,368	$21,599	$27,210

Reconciliation to GAAP Presentation:
Total fees	$8,517	$8,990	$36,399	$40,303
Elimination of intercompany fee revenues	(2,300)	(2,319)	(10,942)	(9,632)

Investment advisory, management, leasing and development services revenues	$6,217	$6,671	$25,457	$30,671

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

PORTFOLIO DATA AS OF DECEMBER 31, 2008

Our Ownership Properties

	Location	TPGI Percentage Interest	Rentable Square Feet (1)	Percent Leased	Estimated Year Stabilized (2)	Estimated Stabilized Net Operating Income (NOI) (3)		Expected Capital Expenditures to Complete Stabilization (4)	Loan Balance at December 31, 2008
Consolidated properties:
One Commerce Square	Philadelphia, PA	100.0%	942,866	92.9%		$13,569,000		$—	$130,000,000
Two Commerce Square	Philadelphia, PA	100.0	953,276	86.1	2012	16,307,000		12,225,000	144,614,000
Four Points Centre (B2)	Austin, TX	100.0	192,000	—	2010	3,185,000		8,239,000	28,527,000

Total/Weighted Average			2,088,142	81.3%		$33,061,000		$20,464,000	$303,141,000

Unconsolidated properties:
2121 Market Street	Philadelphia, PA	50.0%	22,136	100.0%		$2,214,000	(5)		$18,826,000
Reflections I	Reston, VA	25.0	123,546	100.0		2,856,000			22,169,000
Reflections II	Reston, VA	25.0	64,253	100.0		1,296,000			9,236,000
Oak Hill Plaza	King of Prussia, PA	25.0	164,360	98.4		2,815,000			44,452,000
2500 City West	Houston, TX	25.0	578,284	98.9		7,547,000			81,378,000
San Felipe Plaza	Houston, TX	25.0	980,472	96.4		13,060,000			117,700,000
City West Place	Houston, TX	25.0	1,473,020	99.0		23,473,000			213,400,000
Fair Oaks Plaza	Fairfax, VA	25.0	179,688	83.5		2,725,000			44,300,000
San Jacinto Center	Austin, TX	6.3	410,248	99.2		6,081,000			101,000,000
Research Park Plaza I & II	Austin, TX	6.3	271,882	99.6		3,779,000			51,500,000
Stonebridge Plaza II	Austin, TX	6.3	193,131	98.4		2,932,000			37,500,000
Frost Bank Tower	Austin, TX	6.3	535,078	89.0	2010	12,642,000		7,592,000	150,000,000
300 West 6th Street	Austin, TX	6.3	454,225	89.0	2010	10,616,000		3,312,000	127,000,000
Walnut Hill Plaza	King of Prussia, PA	25.0	150,573	55.3	2010	1,548,000		5,078,000	—	(6)
One Congress Plaza	Austin, TX	6.3	518,385	89.4	2011	10,571,000		7,629,000	128,000,000
Park 22 I-III	Austin, TX	6.3	203,716	87.8	2011	2,488,000		2,996,000	—	(7)
City National Plaza	Los Angeles, CA	21.3	2,496,084	81.6	2011	59,372,000		38,157,000	573,400,000
Four Falls Corporate Center	Conshohocken, PA	25.0	253,985	77.6	2011	4,046,000		6,041,000	52,067,000
Brookhollow Central I, II and III	Houston, TX	25.0	805,967	64.0	2011	9,786,000		38,039,000	58,394,000
Centerpointe I, II	Fairfax, VA	25.0	421,651	52.9	2011	8,854,000		23,119,000	94,895,000
One American Center	Austin, TX	6.3	503,951	85.0	2011	9,420,000		10,671,000	120,000,000
Westech 360 I-IV	Austin, TX	6.3	178,777	56.7	2011	2,789,000		4,840,000	—	(7)
Great Hills Plaza	Austin, TX	6.3	135,333	73.9	2012	1,894,000		1,997,000	—	(7)

Total/Weighted Average			11,118,745	86.1%		$202,804,000		$149,471,000	$2,045,217,000

Total/Weighted Average All Properties			13,206,887	85.3%		$235,865,000		$169,935,000	$2,348,358,000

TPGI Share			4,143,619	83.4%		$70,268,000		$49,102,000	$664,109,000

Footnotes on following page.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

PORTFOLIO DATA AS OF DECEMBER 31, 2008 - CONTINUED

Footnotes to Portfolio Data on previous page:

(1)	For purposes of the tables on the previous page, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street.

(2)	For properties under renovation, represents the year in which stabilization, or approximately 93% occupancy, is expected to occur.

(3)	For properties currently stabilized, the estimated stabilized net operating income (NOI) represents the sum of i) the annualized straight-line rent under existing leases which were in place as of December 31, 2008, calculated as if the leases began as of December 31, 2008; and ii) estimated parking and other income, less estimated operating expenses. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annualized straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began in the year of stabilization; ii) the annualized expected straight-line market rent for the remaining space (up to the stabilized occupancy percentage); and iii) estimated parking and other income, less estimated operating expenses.

(4)	For properties under renovation, represents the capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.

(5)	The square footage and occupancy information presented for 2121 Market Street represents the information for two retail/office tenants only; the NOI includes 168 residential units comprising 132,823 square feet.

(6)	Oak Hill Plaza and Walnut Hill Plaza are co-borrowers under a loan agreement. The loan balance of this property is included with the Oak Hill Plaza loan balance.

(7)	Three of our Austin, Texas properties carry first mortgage liens and our seven remaining Austin properties provide secondary equity pledges to secure a bank term loan in the aggregate amount of $192.5 million.

Lease Expirations

In the tables below, for properties where existing leases have been renewed or replaced, the later expiration date is used.

Consolidated Properties Lease Expiration				Unconsolidated Properties Lease Expirations				TPGI Percentage Interest Unconsolidated Properties Lease Expirations
Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration
Vacant	414,741	$—	$—	Vacant	1,575,847	$—	$—	Vacant	303,060	$—	$—
2009	122,332	19.13	14.60	2009	627,966	15.73	16.10	2009	95,751	13.50	13.96
2010	102,522	20.48	17.45	2010	891,203	16.24	16.48	2010	151,282	17.15	17.45
2011	68,097	14.78	16.04	2011	712,373	16.11	17.99	2011	110,709	16.05	17.52
2012	129,539	14.63	15.63	2012	893,119	16.94	19.87	2012	150,299	15.38	18.66
2013	322,047	18.26	20.46	2013	788,555	25.26	32.96	2013	128,751	28.32	39.53
Thereafter	928,864	17.83	23.71	Thereafter	5,629,682	13.36	21.00	Thereafter	1,115,625	12.96	20.56

Total	2,088,142			Total	11,118,745			Total	2,055,477

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

PORTFOLIO DATA AS OF DECEMBER 31, 2008 - CONTINUED

Our Development Properties

Currently Under Construction:

	Location	TPGI Percentage Interest	Description	Construction Start Date/Expected Completion Date	Projected Total Cost (in thousands)	Costs Incurred to Date (in thousands)	Loan Balance (in thousands)
Four Points Centre – retail out parcel	Austin, TX	100.0%	One retail building totaling 4,800 rentable square feet	Third quarter 2008/Second quarter 2009	$1,390	$1,274	—

Pre-Development:

	Location	TPGI Percentage Interest	Number of Acres	Potential Property Types	Potential Square Feet Upon Completion	Potential Number of Units Upon Completion	Costs Incurred to Date (in thousands)		Loan Balance (in thousands)
Campus El Segundo (1)	El Segundo, CA	100.0%	26.1	Office/Retail/R&D/Hotel	1,800,000		$59,812		$17,000
Universal Village (2)	Los Angeles, CA	NA	124.0	Residential/Retail	180,000	2,937
MetroStudio@Lankershim (3)	Los Angeles, CA	NA	14.4	Office/Production Facility	1,500,000		16,643
Four Points Centre	Austin, TX	100.0%	252.5	Office/Retail/R&D/Hotel	1,680,000		18,512	(4)
2100 JFK Boulevard	Philadelphia, PA	100.0%	0.7	Office/Retail/R&D/Hotel	366,000		5,051
2500 City West land	Houston, TX	25.0%	6.3	Office/Retail/Residential/Hotel	500,000		3,648
CityWestPlace land	Houston, TX	25.0%	25.0	Office/Retail/Residential	1,500,000		21,351

					7,526,000	2,937	$125,017		$17,000

Condominium Units Held for Sale:

	Location	TPGI Percentage Interest		Description	Construction Completion Date	Book Carrying Value (in thousands)	Loan Balance (in thousands)
Murano (5)	Philadelphia, PA	73.0	%(6)	43-story for-sale condominium project containing 302 units; 177 remaining for sale	Third quarter 2008	$101,112	$63,904

(1)	We completed infrastructure improvements to the Campus El Segundo development site, including installing underground utilities, rough grading, and streetscape improvements. The first phase of development is anticipated to include a 225,000 square foot, six-story Class A office building and parking structure to be constructed on 2.7 acres, which we are currently marketing to prospective tenants.
(2)	We have been engaged by NBC Universal to entitle, master plan and have a right of first offer (ROFO) to develop approximately 124 acres on their Universal Studios Hollywood backlot for residential and related retail and community-serving uses. We are pursuing environmental clearance and governmental approvals for approximately 2,937 residential units and 180,000 square feet of retail and community-serving space. Upon successful completion of the entitlement process, and our exercise of the ROFO, it is anticipated this project will be developed in phases over several years, subject to market conditions.
(3)	We are currently entitling this property, targeting approximately 1.5 million square feet. The first phase of this transit-oriented development is planned to become a television production facility and office space, in conjunction with the space needs of NBC Universal. We expect to enter into a long-term ground lease with the Los Angeles Metropolitan Transportation Authority (which owns the land) upon completion of entitlements.
(4)	Costs do not include approximately 1.9 acres of land with carrying value of $0.6 million related to a ground lease we have with a retail tenant.
(5)	We have substantially completed construction and received certificates of occupancy for 100% of the condominium units at Murano. As of December 31, 2008, we had closed the sale of 111 units and 107 parking spaces and had an additional 14 units and 12 parking spaces under contract of sale. We recognize revenues and expenses related to the units and parking spaces sold and under contract under the percentage of completion method of accounting.
(6)	We have a $20.5 million preferred equity interest in Murano. Excluding the preferred equity interest, we hold a 73% interest in the property.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

PORTFOLIO DATA AS OF DECEMBER 31, 2008 - CONTINUED

Our Managed Properties

Managed Properties	Location	Year Built Renovated	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	97.3%
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	96.8
1835 Market Street	Philadelphia, PA	1987	686,503	86.2
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0

Total/Weighted Average			2,159,092	94.9%

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

DEBT SUMMARY

(in thousands)

The table below summarizes our outstanding consolidated debt as of December 31, 2008. None of these loans are recourse to us except for our Campus El Segundo mortgage loan, a partial guarantee on our Four Points Centre construction loan of $13.3 million, and our former minority partner loan.

Secured debt	Interest Rate at December 31, 2008	Outstanding Debt	Maturity Date		Maturity Date at end of Extension Options
One Commerce Square mortgage loan	5.7%	$130,000	1/6/2016		1/6/2016
Two Commerce Square:
Mortgage loan	6.3	108,579	5/9/2013		5/9/2013
Senior mezzanine loan	19.3	31,573	1/9/2010		1/9/2010
Junior mezzanine loan	15.0	4,462	1/9/2010		1/9/2010
Campus El Segundo mortgage loan	3.3	17,000	10/10/2009	(1)	10/10/2010
Four Points Centre construction loan	3.3	28,527	6/11/2010	(2)	6/11/2012
Murano construction loan	7.3	63,904	7/31/2009	(3)	7/31/2010

Total secured debt		$384,045

Unsecured debt
Former minority partner	5.0	$3,900	10/12/2009	(4)	10/12/2009

Total secured and unsecured debt		$387,945

Weighted average interest rate at December 31, 2008	7.0%

(1)	The loan has a one-year extension option at our election, subject to an extension fee of 0.25% of the total commitment amount of the loan and at the lender’s option, a written appraisal may be required. In the event the loan to value ratio exceeds 65%, we must pay down the outstanding principal to meet the 65% loan to value ratio. In addition, the lender may require a $2.5 million additional principal paydown.
(2)	The loan has two one-year extension options at our election subject to certain conditions. The first extension option and the second extension option are subject to achievement of 75% and 90% occupancy levels , respectively, an extension fee of 0.125% of the loan commitments, and at the lender’s option, a written appraisal and a loan to value ratio not to exceed 75%. The second extension is also subject to a minimum debt to yield ratio of 8.65%.
(3)	The loan has two six-month extension options. The first and second extension options are each conditioned on the closing of 100 residential units, which has occurred. The extension options are subject to exit fees equal to 0.5% of the outstanding principal balance and unfunded commitments and may be reduced to 0.25% if certain conditions are met. The principal paydowns are also subject to an exit fee.
(4)	Payment of interest is deferred until the maturity date, at which time the total principal and accrued interest balance will be $4,740,000.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

DEBT SUMMARY – CONTINUED

(in thousands)

The table below summarizes the outstanding debt for the unconsolidated properties as of December 31, 2008. None of these loans are recourse to us other than as noted in footnote 8 below.

	Interest Rate at December 31, 2008	Principal Amount		TPGI Share of Principal Amount	Maturity Date		Maturity Date at end of Extension Options
City National Plaza	2.3%	$573,400		$122,365	7/9/2009	(1)	7/9/2010
CityWestPlace
Senior mortgage loan (Buildings I & II)	6.2	121,000		30,250	7/6/2016		7/6/2016
Senior mortgage loan (Buildings III & IV)	1.6	92,400		23,100	7/1/2009	(2)	7/1/2011
San Felipe	5.0	117,700		29,425	8/11/2010		8/11/2010
2500 City West	5.0	81,378		20,345	8/11/2010		8/11/2010
Brookhollow Central I, II, and III	3.3	58,394		14,600	8/9/2009	(3)	8/9/2010
Four Falls Corporate Center	5.3	52,067	(6)	13,017	3/6/2010		3/6/2010
Oak Hill Plaza/Walnut Hill Plaza	5.3	44,452	(7)	11,113	3/6/2010		3/6/2010
2121 Market Street	6.1	18,826	(8)	9,413	8/1/2033		8/1/2033
Reflections I	5.2	22,169		5,542	4/1/2015		4/1/2015
Reflections II	5.2	9,236		2,309	4/1/2015		4/1/2015
Centerpointe I and II	2.0	94,895		23,724	2/9/2010	(4)	2/9/2012
Fair Oaks Plaza	5.5	44,300		11,075	2/9/2017		2/9/2017
San Jacinto	6.1	101,000		6,313	6/11/2017		6/11/2017
Frost Bank Tower	6.1	150,000		9,375	6/11/2017		6/11/2017
One Congress Plaza	6.1	128,000		8,001	6/11/2017		6/11/2017
One American Center	6.0	120,000		7,500	6/11/2017		6/11/2017
300 W. 6th St.	6.0	127,000		7,938	6/11/2017		6/11/2017
Research Park Plaza I & II	1.8	51,500		3,219	6/9/2009	(5)	6/9/2012
Stonebridge Plaza II	1.6	37,500		2,344	6/9/2009	(5)	6/9/2012
Austin bank term loan	4.7	192,500		12,031	6/1/2013		6/1/2013

		$2,237,717		$372,999

Weighted average interest rate at December 31, 2008	4.3%

(1)	The loan has a remaining one-year extension option remaining at our election subject to a 75% loan to value ratio for all senior debt combined and 80% loan to value ratio for senior debt and junior mezzanine debt combined.
(2)	The loan has two one-year extension options at our election.
(3)	The loan has a one-year extension option at our election.
(4)	The loan has two one-year extension options at our election, subject to a debt service coverage ratio of 1:1.
(5)	The loan has three one-year extension options at our election.
(6)	$9.9 million of this loan is secured by both a subordinate lien on the property and a payment guaranty issued by the partnership, which owns Oak Hill Plaza/Walnut Hill Plaza.
(7)	$9.2 million of this loan is secured by both a subordinate lien on the property and a payment guaranty issued by the partnership, which owns Four Falls Corporate Center.
(8)	The loan is guaranteed by our operating partnership and our co-general partner in the partnership that owns 2121 Market Street, up to a maximum amount of $3.3 million.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of December 31, 2008:

		Aggregate Principal
Debt
Mortgage loans		$255,579
Other loans		132,366

Total consolidated debt		387,945
Company share of unconsolidated debt		372,999

Total combined debt		$760,944

	Shares/Units Outstanding	Market Value (1)
Equity
Common stock	23,853,904	$61,782
Operating partnership units (2)	15,242,781	39,479

Total common equity	39,096,685	$101,261

Total consolidated market capitalization		$489,206

Total combined market capitalization (3)		$862,205

(1)	Based on the closing price of $2.59 per share of TPGI common stock on December 31, 2008.
(2)	Includes operating partnership units outstanding and vested incentive units as of December 31, 2008.
(3)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Amended Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.
515 South Flower Street
Sixth Floor
Los Angeles, CA 90071
Phone: (213) 613-1900
Fax: (213) 633-4760
www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing

Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
Paul S. Rutter	Executive Vice President and General Counsel
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Senior Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director